UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: August 10, 2006 (Date of earliest event reported: August 9, 2006)

Innophos, Inc.

Innophos Investments Holdings, Inc.

(EXACT NAMES OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

Delaware	333-129951	20-1380712
Delaware	333-129954	20-2263414
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

259 Prospect Plains Road

Cranbury, New Jersey

(Address of Principal Executive Offices, including Zip Code)

(609) 495-2495

(Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2006, Innophos, Inc. issued a press release regarding its financial results for the three month period ended June 30, 2006 and for the six month period ended June 30, 2006 (the “Earnings Press Release”). The full text of the Earnings Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Innophos Inc. press release dated August 9, 2006, announcing its financial results for the three month period ended June 30, 2006 and for the six month period ended June 30, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

INNOPHOS, INC.
INNOPHOS INVESTMENTS HOLDINGS, INC.

	By:	/s/ Richard Heyse
Date: August 10, 2006	Name:	Richard Heyse
	Title:	Vice President and Chief Financial Officer